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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

APEX SILVER MINES LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

        On March 16, 2005, Apex Silver Mines Limited ("Apex") issued a press release reporting its fourth quarter and year-end 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated March 16, 2005, reporting financial results for the fourth quarter and year-end 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: March 17, 2005

Apex Silver Mines Limited
By:	/s/ MARK A. LETTES Mark A. Lettes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated March 16, 2005, reporting financial results for the fourth quarter and year-end 2004.

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TABLE OF CONTENTS
  Item 2.02 Results of Operations and Financial Conditions
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX